Note 10 - Goodwill and Other Intangible, Net	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Goodwill and Intangible Assets Disclosure [Text Block]

Note 10 – Goodwill and Other Intangible, Net

On August 1, 2016, Quaint Oak Insurance Agency, LLC began operations by acquiring the renewal rights to a book of business produced and serviced by an independent insurance agency located in New Britain, Pennsylvania, that provides a broad range of personal and commercial insurance coverage solutions. The Company paid $1.0 million for these rights. Based on a valuation, $515,000 of the purchase price was determined to be goodwill and $485,000 was determined to be related to the renewal rights to the book of business and deemed to be an other intangible asset. This other intangible asset is being amortized over a ten year period based upon the annual retention rate of the book of business. The balance of other intangible assets at December 31, 2024 was $77,000, net of accumulated amortization of $408,000. Amortization expense for both years ended December 31, 2024 and 2023 amounted to approximately $49,000.

Estimated amortization expense of other intangible for the remaining three years is as follows (in thousands):

2025	$49
2026	28
Total	$77